DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
Dole is exposed to foreign currency exchange rate fluctuations, bunker fuel price fluctuations and interest rate changes in the normal course of its business. As part of its risk management strategy, Dole uses derivative instruments to hedge some of these exposures. Dole’s objective is to offset gains and losses resulting from these exposures with losses and gains from the derivative contracts used to hedge them, thereby reducing the volatility of earnings. Dole does not hold or issue derivative financial instruments for trading or speculative purposes. The types of derivative instruments utilized by Dole are described below:
Foreign currency hedges: Dole enters into foreign currency exchange forward and option contracts to hedge exposure to changes in certain foreign currency exchange rates. Dole enters into fair value hedges to hedge foreign currency exposure of non-functional currency assets and liabilities and cash flow hedges to hedge foreign currency exposure of forecasted revenue, cost of sales and operating expenses.
Interest rate swaps: Dole enters into interest rate swaps to mitigate a significant portion of the interest rate risk associated with its variable-rate debt.
The interest rate swaps pay a fixed rate of interest at rates between 0.77% and 3.31%, with the receiving rates variable based on SOFR, which was 4.32% as of June 30, 2025. All interest rate swap arrangements are classified within the condensed consolidated balance sheets based on ultimate maturity date of the arrangement. Refer to Note 12 “Debt” for further information on Company’s variable rate debt.
As a result of the Refinancing described in Note 12 “Debt”, there was a de-designation of certain interest rate swaps in which the forecasted interest payments are no longer probable, resulting in a de-designation gain of $1.0 million in the three and six months ended June 30, 2025.
Bunker fuel contracts: Dole incurs significant fuel costs from shipping products from sourcing locations to end customer markets. As a result, Dole is exposed to commodity and fuel cost risks and enters into bunker fuel contracts to hedge the risk of unfavorable fuel prices.
Hedge Accounting Election
The Company performs an analysis of the hedging portfolio at inception and on a quarterly basis. The Company uses the following criteria in evaluating derivative instruments for hedge accounting:
1.Hedged risk is eligible
2.Hedged item or transaction is eligible
3.Hedging instrument is eligible
4.Hedging relationship is highly effective
5.Designation and documentation requirements are met
Dole designates certain interest rate swaps and certain foreign currency cash flow hedges for hedge accounting and records the changes in the fair value of these instruments in accumulated other comprehensive loss. The changes in the fair value of foreign currency fair value hedges, non-designated interest rate swaps, non-designated cash flow hedges and bunker fuel hedges are recorded in earnings.
Notional Amounts of Derivative Instruments
Dole had the following derivative instruments outstanding as of June 30, 2025:

Aggregate Notional Amount
Foreign currency forward contracts by currency:
United States dollar	$111.9 million
Euro	€272.0 million
British pound sterling	£19.9 million
Swedish krona	SEK 54.6 million
Canadian dollar	C$26.2 million
Chilean peso	CLP$9.0 billion
Interest rate swap contracts	$645.0 million
Bunker fuel hedges	14.3 thousand metric tons
Quantitative Disclosures
Derivatives are presented gross in the condensed consolidated balance sheets. The following table presents the balance sheet location and fair value of the derivative instruments by type:

	Fair Value Measurements as of June 30, 2025
	Other Receivables, net	Other Assets	Accrued Liabilities	Other Long-Term Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$523	$—	$(20,128)	$—
Non-designated cash flow hedges	153	—	(2,095)	—
Fair value hedges	336	—	(1,871)	—
Interest rate swap contracts	—	13,679	—	(663)
Bunker fuel hedges	—	—	(248)	—
	$1,012	$13,679	$(24,342)	$(663)

	Fair Value Measurements as of December 31, 2024
	Other Receivables, net	Other Assets	Accrued Liabilities

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$6,416	$—	$(840)
Non-designated cash flow hedges	422	—	(263)
Fair value hedges	715	—	(1,078)
Interest rate swap contracts	278	24,036	—
Bunker fuel hedges	—	—	(7)
	$7,831	$24,036	$(2,188)
Refer to Note 15 “Fair Value Measurements” for presentation of fair value instruments within the condensed consolidated balance sheets, which includes derivative financial instruments.
The following tables represent all of Dole’s realized and unrealized derivative gains (losses) and respective location in the financial statements for the three and six months ended June 30, 2025 and June 30, 2024:

	Three Months Ended June 30, 2025			Six Months Ended June 30, 2025
	Net (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net	Net (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net

Realized net (losses) gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$(6,481)	$—	$—	$(5,700)	$—
Non-designated cash flow hedges	—	(128)	—	—	640	—
Fair value hedges		(2,435)	(39)	—	(3,487)	(200)
Bunker fuel hedges	—	(119)	—	—	(40)	—
Total net realized (losses)	$—	$(9,163)	$(39)	$—	$(8,587)	$(200)
Unrealized net (losses) gains:
Cash flow hedges	$(15,874)	$—	$—	$(25,059)	$—	$—
Non-designated cash flow hedges	—	(1,851)	—	—	(2,047)	—
Fair value hedges	—	(1,113)	720	—	(2,004)	792
Bunker fuel hedges	—	(356)	—	—	(241)	—
Interest rate swap contracts	(5,559)	—	1,166	(12,464)	—	1,166
Total net unrealized (losses) gains	$(21,433)	$(3,320)	$1,886	$(37,523)	$(4,292)	$1,958

	Three Months Ended June 30, 2024			Six Months Ended June 30, 2024
	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other (Expense) Income, net

Realized net gains (losses):	(U.S. Dollars in thousands)
Cash flow hedges	$—	$1,153	$—	$—	$452	$—
Non-designated cash flow hedges	—	(577)	—	—	(776)	—
Fair value hedges		—	426	—	—	565
Total net realized gains (losses)	$—	$576	$426	$—	$(324)	$565
Unrealized net gains (losses):
Cash flow hedges	$3,182	$—	$—	$8,701	$—	$—
Non-designated cash flow hedges	—	(40)	—	—	77	—
Fair value hedges	—	—	92	—	—	1,039
Interest rate swap contracts	(5,335)	—	—	(5,655)	—	—
Total net unrealized (losses) gains	$(2,153)	$(40)	$92	$3,046	$77	$1,039
As of June 30, 2025, the Company expects approximately $2.3 million of net deferred loss from derivative instruments to be reclassified from accumulated other comprehensive loss into earnings over the next 12 months. Of the $2.3 million of net deferred loss, $17.3 million relates to deferred gains on interest rate swap contracts and is expected to offset future interest expense on the New Senior Secured Facilities, and $19.6 million relates to net deferred losses on cash flow hedges and is expected to offset future operational net gains on foreign currency exchange rates. Refer to Note 17 “Stockholders’ Equity” for details on reclassifications out of accumulated other comprehensive loss for the three and six months ended June 30, 2025 and June 30, 2024.